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NUVEEN- STANDARD & POOR'S QUALITY EQUITY PORTFOLIO, SERIES 1
(NUVEEN UNIT TRUST, SERIES 4)

                             SUPPLEMENT TO THE PROSPECTUS
                                 DATED JULY 1, 1997

Starting July 1, 1997, Nuveen will provide volume incentives to dealer firms that apply to purchase transactions of the Trust units. At the discretion of the Sponsor, volume incentives can be earned as a marketing allowance, during the primary offering period of the Trust by firms who reach cumulative firm sales or sales arrangement levels of a specified number of Units of the Trust (as described below). For firms that meet the necessary volume level for the Trust, volume incentives may be given on all trades involving the Trust originated from or by that firm during the primary offering period. Only sales through Nuveen qualify for volume incentives and for meeting minimum requirements. Nuveen reserves the right to modify or change the volume incentive schedule at any time and make the determination of which firms qualify for the marketing allowance and the amount paid.

For the Nuveen Standard & Poor's Quality Equity Portfolio, the primary market volume incentives for dealer firms are as follows:

PER TRUST SALES LEVEL (UNITS DURING INITIAL
       PRIMARY OFFERING PERIOD)                      VOLUME INCENTIVE PER UNIT

500,000 to less than 1 million Units                         $0.005

1 million to less than 2 million Units                       $0.010

2 million Units and greater                                  $0.020